------------------------------------------------------------------------------
                             1997 CALL-OFF CONTRACT
                                    between
                          National Bank of Alaska (NBA)
                                      and
                        General Communication, Inc. (GCI)
------------------------------------------------------------------------------

THIS CONTRACT is made the 1st day of November 1996.

BETWEEN

NATIONAL BANK OF ALASKA whose registered offices are located at 301 West Northern Lights Blvd., Anchorage, Alaska 99503 (hereafter, "NBA") and GENERAL COMMUNICATION, INC. (GCI) whose registered offices are located at 2550 Denali St., Suite 1000, Anchorage, Alaska 99503 (hereafter "the Contractor")


WHEREAS


By a Framework Agreement dated 9 November 1995 entered into between NBA and the Contractor, terms were agreed to whereby the Contractor or an Associated Company of the Contractor would provide or ensure the provision of telecommunication services to be available to NBA and other NBA Associated Companies in substitution for the telecommunication services which were immediately prior to the execution of this Contract either provided from within NBA or acquired from Third Party contractors, NBA now wishes the Contractor to provide the Services and the Contractor is able to provide the Services on the terms set out below in this Contract.

IT IS THEREFORE AGREED as follows:

1. DEFINITIONS

   1.1 A glossary of Definitions which shall apply to the terms used in this Contract appears as Annex A to the Framework Agreement and shall be deemed to be incorporated in this Contract.

   1.2 In the event of conflict between this Contract and the Framework Agreement, the order of precedence shall be this Contract and the Framework Agreement.

   1.3 For the avoidance of any doubt, Services will include all telecommunications and related services described in Schedule 1.

2. STATUS

   2.1 This Contract may only be modified if such modification is in writing and signed by a duly authorized representative of each Party.

   2.2 The following documents shall together form part of and shall be read with this Contract and shall represent the entire understanding between the Parties in relation

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -2-                             04/14/97
         to the subject matter hereof and supersede all previous agreements and representations made by either Party, whether oral or written.

      1. The Framework Agreement

      2. The Schedules:

         Schedule 1  1997 Scope of Work
         Schedule 2  1997 Service Levels
         Schedule 3  1997 Expected Cost of Operation (CoOF) and Target
         Schedule 4  Charges and Billing Information
         Schedule 5  NBA and Contractor Premises
         Schedule 6  Agency Letter
         Schedule 7  Confidentiality Letter
         Schedule 8  Long Term Contracts
         Schedule 9  1997 Labor Rates
         Schedule 10 Additional Terms & Conditions
         Schedule 11 Out-of-Scope Projects

3. PROVISION OF SERVICES

   The Contractor shall perform the Services in accordance with this Contract.

4. DURATION

   The Services shall commence at 0001 hours on 1 January 1997 (Commencement
Date) and shall continue until 2400 on 31 December 1997, unless extended by mutual agreement or subject to earlier termination.

5. INVOICES AND PAYMENT

   5.1 In consideration of the provision of the Services NBA shall pay to the Contractor the Charges as provided for in Schedule 4.

                  General Communication, Inc. (GCI)
                  Accounts Payable Department
                  2550 Denali Street
                  Suite 900
                  Anchorage, Alaska 99503


GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -3-                             04/14/97

                  Tel:     907-265-5600
                  Fax:     907-265-5695
                  Contact: Richard A. Whitney
                           Director, Business Development

   5.2 The Contractor shall render invoices to NBA at the intervals and in the manner specified in Section 21 of the Framework Agreement.

6. MANAGEMENT ORGANIZATION

   6.1 The NBA Partner Relations Manager shall be Anna Rice, Senior Vice President, (907) 267-5354.

   6.2 The Contractor Representative shall be Richard A. Whitney, Director, Business Development, (907) 265-5340.

7. NO WAIVER

   7.1 Failure by either Party to exercise or enforce any right conferred by the Contract shall not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement thereof or of any other right on any other occasion.

8. SERVICE OF NOTICE

   8.1 Any notice or other document which may be given by either Party under the Contract shall be deemed to have been duly given if left at or sent by pre-paid recorded delivery post or facsimile transmission (confirmed by letter sent by pre-paid recorded delivery post) to each Party's principal or registered office as set out below as an address to which notices, invoices and other documents may be sent:

         NBA:        National Bank of Alaska (NBA)
                     P.O. Box 100600
                     Anchorage, Alaska 99510-0600

                     Tel:     907-267-5354
                     Fax:     907-267-5391
                     Contact: Anna Rice
                              Senior Vice President

         Contractor: General Communication, Inc. (GCI)
                     2550 Denali St.

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -4-                             04/14/97

                     Suite 1000
                     Anchorage, Alaska 99503

                     Tel:     907-265-5600
                     Fax:     907-265-5695
                     Contact: Richard A. Whitney, Director,
                              Business Development

    8.2 Any such communication shall be deemed to have been made to the other Party four days (4) from the date of posting (if by letter) and if by facsimile transmission on the day of such transmission provided the original of the communication is received by the other Party within 4 days of the date of transmission.

9.  FURTHER ASSURANCES

    The Contractor and NBA shall use all reasonable endeavors respectively to ensure that any Third Party necessary for the performance of the Services shall do, execute and perform all such further deeds, documents, assurances, acts and things as either of the Parties hereto may reasonably require by notice in writing to any other party to carry the provision of the Contract into full force and effect.

10. GOVERNING LAW

    This Contract shall, to the extent that any aspect or matter fails to be interpreted, conformed or adjudicated upon the parties themselves, be dealt with in accordance with the laws of the United States and the State of Alaska. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to take place in Anchorage, Alaska and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.

11. INVALIDITY

    If any term or provision in the Contract shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of the Contract and the enforceability of the remainder of the Contract shall not be affected.

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -5-                             04/14/97

12. ADDITIONAL TERMS AND CONDITIONS

    Additional terms and conditions to the Framework Agreement terms and to this Contract (if any) will be attached to this Contract as a separate Schedule.

            IN WITNESS WHEREOF the Parties hereto have by duly authorized representatives set their hands the day and year first above written.

            for and on behalf of                )

            NATIONAL BANK OF ALASKA (NBA)       )

            for and on behalf of                )

            GENERAL COMMUNICATION, INC. (GCI)   )

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -6-                             04/14/97

                        SCHEDULE 1:  1997 SCOPE OF WORK

                              1997 SCOPE OF WORK
1.0   INTRODUCTION

      1.1   GENERAL

            GCI will provide the services described in this Scope of Work document at all NBA premises shown in Schedule 5.

      1.2   ASSUMPTIONS

            - All on-site work performed will be handled as trouble requests, work requests or projects- centralized network management and other network services will be delivered pro-actively and will not be documented as one of the above;
            - Work requests or projects that are required which are estimated to require 80 or more hours of effort will be treated as out-of-scope- for example, a work request to move all staff from one floor of a building to another floor or to install personal banker printers in all branch locations would be considered out-of-scope projects,

2.0   SCOPE OF WORK

      2.1   OPERATION AND MANAGEMENT (O&M)

            2.1.1   PROCUREMENT, SET-UP & INSTALLATION

                    - Coordinate establishment of desktop computer configuration standards with the NBA Help Desk;
                    - Provide centralized Setup facility for all desktop and server hardware; logistics support for shipment of computer hardware to sites;
                    - Perform or coordinate physical installation of computer hardware on LANs;
                    - Maintain relationships with key vendors and service providers to assure product and service support and continued knowledge of installed equipment, systems and services.

            2.1.2   NETWORK MANAGEMENT

                    - Monitor network devices and associated cable plant/circuits, provide status/performance reports as required;

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -7-                             04/14/97

                    - Provide proactive management of network devices to maintain established service levels;
                    - Provide configuration management of desktop and service hardware; manage/maintain operating system integrity;
                    - Initiate and coordinate change management for the following (1) desktop/server hardware and operating systems, (2) hubs and other LAN equipment/circuits;
                       (3) routers, multiplexers, modems and other WAN equipment; (4) WAN private line circuits; (5) PBX and Key systems as applicable; (6) long distance services;
                       (7) video conferencing systems and services.

            2.1.3   TROUBLE REQUESTS

                    - Provide necessary resolution/support for desktop hardware, operating system and network connectivity problems;
                    - Provide necessary resolution/support for server hardware, operating system and network connectivity problems;
                    - Respond to and resolve user telephone station equipment and voicemail/feature service problems;
                    - Provide resolution of long distance calling or other service problems;
                    - Provide necessary resolution/support for PBX hardware and service problems;

            2.1.4   WORK REQUESTS

                    - Move, add, change (MAC) of all telephone station equipment;
                    -  Move, add, change (MAC) voicemail/features;
                    - Move, add, change (MAC) of all desktop computer equipment that is LAN connected;
                    -  Move, add, change (MAC) business telephone lines;
                    - Desktop computer hardware installations not capable of being performed by users;

            2.1.5   PROJECTS

                    - Coordinate and perform telephone systems, LAN/WAN systems projects involving moving facilities/workgroups or service upgrades of an operational basis not categorized as Major Changes;

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -8-                             04/14/97

            2.1.6   TRANSPORT SERVICES

                    - Provide or coordinate all long distance direct-dial, 800-service and other switched voice services;
                    - Provide or coordinate all circuit switched data services for data or video service;
                    - Provide or coordinate all private line, frame relay or other packet-switched long distance transport services;
                    - Provide or coordinate all local circuit switched voice, data, and video services;
                    -  Provide or coordinate all wireless services;

      2.2   CHANGE MANAGEMENT

            2.2.1   TACTICAL MANAGEMENT

                    - Implement outage notification procedures in order to insure coordination between NBA, M&I and all other service providers involving all planned maintenance activity;
                    - Coordinate asset management systems, processes and procedures with NBA to provide complete inventory control of all telecommunications, server and desktop equipment, systems, circuits and software assets;
                    -  Develop and maintain documentation for all equipment,
                       system, circuit, network or software configuration,
                       maintenance history, layout, revision level and status;

            2.2.2   STRATEGIC PLANNING

                    - Maintain technical expertise on all currently installed and in-use equipment, systems, circuits, services and advances in technology;
                    - Present telecommunications and desktop support plans, designs, options and technical summaries to NBA for review;
                    - Provide technical consultancy in order to strategically meet all future telecommunications and desktop computing business requirements;
                    - Continuously monitor and evaluate telecommunications technologies relevant to NBA's business requirements; advise NBA on adoption of new technologies;
                    - Create and maintain a shared planning process with M&I and integrate the results of this planning process into NBA's strategic telecommunications plan.

GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -9-                             04/14/97

                         SCHEDULE 2:  1997 SCOPE OF WORK



GENERAL COMMUNICATION, INC. (GCI)                                        FINAL
1997 CALL-OFF CONTRACT                -10-                            04/14/97

I.   PROBLEM/WORKFLOW MANAGEMENT
-----------------------------------------------------------------------------------------------------------
Task/Activity              Immediate(1)   Immediate(2)   1 Hour    4 Hour    24 Hour     NBD     Negotiated
                             Logging       Response     Response  Response  Response  Response   Scheduling
-----------------------------------------------------------------------------------------------------------
A. TROUBLE REQUESTS
   - Desktop hardware
        0800-1800 M-F          X                                    X(3)
        After hours            X                                                         X

   - LAN Server
        0800-1800 M-F          X               X
        After hours            X                                    X(3)

   - Communications Hardware
        0800-1800 M-F          X               X
        After hours            X               X

   - Communications Circuits
        0800-1800 M-F          X               X
        After hours            X               X
   - CBX/PBX system
        0800-1800 M-F          X               X
        After hours            X                            X

--------------------
(1)  Within five minutes of contact by customer
(2) Within five minutes of logging a request (trouble request or work request only)
(3)  May vary by location

-----------------------------------------------------------------------------------------------------------
Task/Activity              Immediate(1)   Immediate(2)   1 Hour    4 Hour    24 Hour     NBD     Negotiated
                             Logging       Response     Response  Response  Response  Response   Scheduling
-----------------------------------------------------------------------------------------------------------

   - Key System
        0800-1800 M-F          X               X
        After hours            X                            X(3)

   - Phone station equipment
        0800-1800 M-F          X                            X
        After hours            X                                                         X(3)
   - ATMs
        0800-1800 M-F          X               X
        After hours            X               X
-----------------------------------------------------------------------------------------------------------
B. WORK REQUESTS

   - Phone station equipment
     MAC
        0800-1800 M-F
        After hours            X                                               X
        Large requests         X                                               X

   - Voicemail/features        X                                                                     X
        0800-1800 M-F
        After hours            X                                               X
        Large requests         X                                               X

   - Desktop computer/printer                                                                        X
     MAC
        0800-1800 M-F
        After hours            X                                               X
        Large requests         X                                               X

-----------------------------------------------------------------------------------------------------------
Task/Activity              Immediate(1)   Immediate(2)   1 Hour    4 Hour    24 Hour     NBD     Negotiated
                             Logging       Response     Response  Response  Response  Response   Scheduling
-----------------------------------------------------------------------------------------------------------
   - Business Telephone lines  X                                                                     X
        0800-1800 M-F
        After hours            X                                                                     X
        Large requests         X                                                                     X
                               X                                                                     X
-----------------------------------------------------------------------------------------------------------
C. PROJECTS

   - All projects
        0800-1800 M-F          X                                                                     X
        After hours            X                                                                     X
        Large requests         X                                                                     X
-----------------------------------------------------------------------------------------------------------

II.  NETWORK SERVICES
-----------------------------------------------------------------------------------------------------------
                   NETWORK SERVICE                                          SERVICE LEVEL
-----------------------------------------------------------------------------------------------------------

On-line Uptime (0600-2000 AST; seven days per week)                  98% availability or greater

ATM/EFT availability (only circuit and data communications           98% availability (monthly)
equipment)

Response Time (In-town)                                                    2 seconds or less

Response Time (Out-of-town)                                                4 seconds or less


Backbone Service Availability                                              99.8% or greater

POS Service Availability                                                   98.5% or greater
-----------------------------------------------------------------------------------------------------------

III. NETWORK SERVICE PERFORMANCE CALCULATION

               for: On-line Uptime           - UP
               ATM/EFT Availability          - ATM/EFT
               Monthly Performance           - MP
               Annual Performance            - AP
               # WAN Circuits                - Circuits

     Ap(up)       =  ((525,600 * Circuits) - Outage minutes) DIVIDED BY
     (525,600 * Circuits)
     MP(ATM/EFT) = ((#Min. in Month) - Outage Minutes) DIVIDED BY (Min. in Month) *100%

IV.  REPORTING RESPONSIBILITY

     GCI will provide a monthly Service Level report on the above Service Levels in a consistent, agreed-upon format to the designated NBA contact within 15 days following month-end. A presentation of Service Level performance will be presented to NBA periodically at an Information Services Steering Committee meeting.

               SCHEDULE 3: 1997 EXPECTED COST OF OPERATIONS (CoO(E))
                                   AND TARGET

                           1997 TARGET CALCULATION(4)

                               1997 TARGET                      EXPLANATION
                               -----------                      -----------
1996 ACTUAL COSTS(5)           $4,995,000       Establishes the baseline for 1997 Target
                                                calculation

CHANGES IN SCOPE
-  Transition Services           ($50,000)      One time cost in 1996 not repeated
-  ATM Maintenance(5)           ($285,000)      Shift responsibility to NBA

CHANGES IN VOLUME
-  New Office                     $15,000       Lemon Creek branch annualized cost increase
-  Network Management             $20,000       Annualized support and includes addition of
                                                up to 50 desktop devices
-  Long Distance                  $93,750       Adjustment is based on 16.5% minute growth; if
                                                actual growth is less than 15% or greater than
                                                18%, an adjustment to this number (and the target)
                                                will be made using the number of minutes above/below
                                                the percentages
                                       $0       multiplied by the current in-
-  Dial Tone                      $45,000       state long distance rate
-  Backbone Service                             NBA will channel all new requests for tele-communications
                                                service for analysis and approval by GCI
CHANGES IN SERVICE                     $0       No changes in Service Levels approved by
LEVELS                                          NBA


Changes in Other

                               1997 TARGET                      EXPLANATION
                               -----------                      -----------
AREAS
-  Increase in Direct              $10,000        Assume $500,000 in Direct Costs in 1997
   Cost Margin(5)
-  All LEC invoices to            ($10,000)
   be routed through
   GCI

TOTAL                           $4,833,750

--------------------
(4) The target for 1997 Call-Off Contract will be established by considering previous year's actual costs, including GCI margin but excluding any Risk/Reward incentives or penalties, plus/minus adjustments for Scope or volume changes and other mutually agreed to initiatives
(5)  Year-end actuals will replace these costs

                       SCHEDULE 4: CHARGES AND BILLING INFORMATION

                                INVOICE SPECIMEN

                             Month of ____________

INVOICE SUMMARY                                       Current       YTD

Direct Costs

   Field Services
      Labor
      Benefits
      Parts/Supplies
      Expenses:  Meals/Travel

   O/S Managed Services
      Labor
      Benefits
      Parts/Supplies
      Expenses:  Meals/Travel

   Margin

Sub-contractor Costs

   Company

   Margin

Network Services

   Network Management

   Long Distance
      800 Service
      Administrative

   Wireless

   Base Telephone

   TDM Services

   Private Line

   Backbone Services

                   SCHEDULE 5:  NBA AND CONTRACTOR PREMISES

ANCHORAGE

Dimond                                  Dimond Mall
745 E. Dimond Boulevard                 800 E. Dimond Boulevard
Anchorage, AK 99515                     Suite 116
Manager:  Sara Kipp                     Anchorage, AK 99515
(907) 267-5525                          Manager:  Pam Sievers
(907) 267-5565 FAX                      (907) 267-5505
                                        (907) 267-5383 FAX

Fifth Avenue                             510 L St. Ste. 102
630 E. Fifth Avenue                      Anchorage, AK 99501
Anchorage, AK 99501                      Supervisor:  Tami Florez
Manager:  Judy Ferguson                  (907) 263-2565
(907) 263-2501                           (907) 263-2521 FAX
(907) 263-2514 FAX

Fourth Avenue                            Frontier
446 W. Fourth Avenue                     7731 E. Northern Lights Boulevard
Anchorage, AK  99501                     Anchorage, AK 99504
Manager:  Matt Fitzgerald                Supervisor:  Judy Butchart
(907) 265-2734                           (907) 265-2060
(907) 265-2039 FAX                       (907) 265-2067 FAX

Huffman                                  Main Office
1351 E. Huffman Road                     301 W. Northern Lights Boulevard
Anchorage, AK 99515                      Anchorage, AK 99503
Manager:  Mary Webb                      Manager:  Dan Keyes
(907) 267-5301                           (907) 265-2809
(907) 267-5546 FAX                       (907) 265-2043 FAX

Minnesota-Benson                         Northway Mall
1500 West Benson Boulevard               3101 Penland Parkway
Anchorage, AK 99515                      Anchorage, AK 99508
Manager:  Jenny McClure                  Manager:  Karin Johnson
(907) 257-3200                           (907) 263-2590
(907) 257-3218 FAX                       (907) 263-2546 FAX

Russian Jack                             Sand Lake
5700 DeBarr Road                         6961 Jewel Lake Road
Anchorage, AK 99504                      Anchorage, AK 99502
Manager:  Nancy Gillies                  Manager:  Launi Lee
(907) 263-2574                           (907) 267-5420
(907) 263-2531 FAX                       (907) 267-5426 FAX

Sears Mall                               Spenard
600 E. Northern Lights Boulevard         2709 Spenard Road
Anchorage, AK 99503                      Anchorage, AK 99509
Manager:  Kathy Hagedorn                 Manager:  Amy Penrose
(907) 263-2533                           (907) 263-2541
(907) 263-2539 FAX                       (907) 265-2023 FAX

FAIRBANKS

Bentley                                  College
34 College Road                          794 University Avenue
Fairbanks, AK 99701                      Fairbanks, AK 99707
Manager:  Jami Spears                    Manager:  Vicki Kennebec
(907) 459-4363                           (907) 474-4133
(907) 459-4366 FAX                       (907) 474-4130 FAX

Cushman                                  Gaffney
613 Cushman Road                         620 Gaffney Road
Fairbanks, AK 99701                      Fairbanks, AK 99706
Manager:  Debbie Kimmell                 Manager:  Robin Ridington
(907) 459-4318                           (907) 459-4373
(907) 459-4346 FAX                       (907) 459-4344 FAX

North Pole
381 Santa Claus Lane South
North Pole, AK 99705
Manager:  Oscar Calvillo
(907) 488-7507
(907) 488-5678 FAX

OTHER BRANCHES


Barrow                                   Bethel
1078 Kiogak Street                       Bethel Native Corporation Building
Barrow, AK 99723                         460 Ridgecrest
Manager:  Joe Everhart                   Bethel, AK 99559
(907) 852-6200                           Manager:  Heath Cox
(907) 852-3426 FAX                       (907) 543-3875
                                         (907) 543-2125 FAX

Cordova                                  Cottonwood Creek Mall
515 Main Street                          1701 Parks Highway
Cordova, AK 99574                        Wasilla, AK 99654
Manager:  Jon Stavig                     Manager:  Michelle Rodekohr
(907) 424-3258                           (907) 376-6797
(907) 424-5758 FAX                       (907) 373-0252 FAX

Delta                                    Dillingham
Mile 166, Richardson Highway             512 Seward Street
Delta Junction, AK 99737                 Dillingham, AK 99576
Manager:  Dave Durham                    Manager:  Julie Woodworth
(907) 895-4691                           (907) 842-5284
(907) 895-1927 FAX                       (907) 842-2450 FAX

Eagle River                              Glacier Valley
16600 Centerfield Drive                  9150 Glacier Highway
Eagle River, AK 99577                    Juneau, AK 99801
Manager:  Mark Underwood                 Manager:  Deborah Zenger
(967) 694-3129                           (907) 789-9550
(907) 694-1435 FAX                       (907) 789-4220 FAX

Glennallen                               Homer
Mile 187.5 Glenn Highway                 203 W. Pioneer Avenue
Glennallen, AK 99588                     Homer, AK  99603
Manager:  Ken Olmstead                   Manager:  John Hoyt
(907) 822-3214                           (907) 235-8151
(907) 822-3288 FAX                       (907) 235-6181 FAX

Juneau                                   Kenai
123 Seward Street                        11216 Kenai Spur Highway
Juneau, AK 99801                         Kenai, AK 99611
Manager:  Roy Kyle                       Manager:  Ron Linegar
(907) 586-3324                           (907) 283-7581
(907) 463-3997 FAX                       (907) 283-4082 FAX

Ketchikan                                King Salmon
306 Main Street                          #1 King Salmon Mall
Ketchikan, AK 99901                      Alaska Peninsula Highway
Manager:  John Scoblic                   King Salmon, AK 99613
(907) 225-2184                           Manager:  Charles Munk
(907) 225-1022 FAX                       (907) 246-3306
                                         (907) 246-3027 FAX

Kodiak                                   Kotzebue
202 Marine Way                           Lagoon Street and Second
Kodiak, AK 99615                         Kotzebue, AK 99752
Manager:  Jim Brenner                    Manager:  Alex Navarro
(907) 486-3126                           (907) 442-3257
(907) 486-5879 FAX                       (907) 442-2157 FAX

Lake Street Branch                       Metlakatla
401 4 Lake Street, Ste. 100              Milton Street
Homer, AK 99603-7682                     Metlakatla, AK 99926
Supervisor:  Mary Covey                  Manager:  Charlene Brendible
(907) 235-2444                           (907) 886-6363
(907) 235-5272 FAX                       (907) 886-5063 FAX

Lemon Creek Branch                       Nome
1610 Anka Street                         250 E. Front Street
Juneau, AK 99801                         Nome, AK 99762
Manager:  Natasha Von Imhof              Manager:  Mitch Erickson
(907) 780-5299                           (907) 443-2223
(907) 780-6227                           (907) 443-2742 FAX

Mill Bay Branch                          Petersburg
2645 Mill Bay Road                       201 N. Nordic Drive
Kodiak, AK 99615                         Petersburg, AK 99833
Manager:  Josie Barber                   Manager:  Bond Stewart
(907) 486-6900                           (907) 772-3833
(907) 486-2586 FAX                       (907) 772-4881 FAX

                                         Seattle
Palmer                                   One Union Square
705 South Bailey                         600 University Street, #3420
Palmer, AK 99645                         Seattle, WA 98101
Manager:  Taka Tsukada                   Manager:  Fred Richard
(907) 745-2161                           (206) 621-9464
(907) 745-6059 FAX                       (206) 622-9488 FAX

Prince of Wales
1330 Craig Klawock Highway               Shoreline
Craig, AK 99921                          4966 N. Tongass Highway
Manager:  Sean Riggon                    Ketchikan, AK 99901
(907) 826-3040                           Manager:  Pierre Kaptanian
(907) 826-3044 FAX                       (907) 247-7878
                                         (907) 225-6868 FAX

Seward                                   Skagway
908 Third Avenue                         6th & Broadway
Seward, AK 99664                         Skagway, AK 99840
Manager:  Lori Draper                    Manager:  Kelly Roper
(907) 224-5283                           (907) 983-2265
(907) 224-3711 FAX                       (907) 983-2128 FAX

Sitka                                    Tongass
300 Lincoln Street                       2415 Tongass Avenue
Sitka, AK  99835                         Ketchikan, AK 99901
Manager:  Greg West                      Manager:  Lori Freeman-Konoske
(907) 747-3226                           (907) 225-4141
(907) 747-8081 FAX                       (907) 225-0218 FAX

Soldotna                                 Wasilla
44552 Sterling Highway                   581 W. Parks Highway
Soldotna, AK 99669                       Wasilla, AK 99654
Manager:  Kurt Eriksson                  Manager:  Annette Olejniczal
(907) 262-4435                           (907) 376-5355
(907) 262-5114 FAX                       (907) 376-0298

Valdez                                   Wrangell
337 Egan Drive                           115 Front Street
Valdez, AK 99686                         Wrangell, AK 99929
Manager:  Jacquelyn Robb                 Manager:  Tom Saville
(907) 835-4745                           (907) 874-3341
(907) 835-5762 FAX                       (907) 874-3294 FAX

OTHER LOCATIONS

Southeast Mortgage                       Northland Credit (3174)
9211 Lee Smith Drive                     3030 Denali Street
Juneau, AK 99803                         Anchorage, AK 99503
Manager:  Karen King                     Manager:  John Higgins
(907) 789-7071                           (907) 562-0266
(907) 789-7552 FAX                       (907) 562-2150 FAX

Northland Credit (3174)                  Northland Credit (Dial-in Email)
201 Old Steese Highway, Suite 1          1700 E. Parks Highway, Suite 100
Fairbanks, AK 99701                      Wasilla, AK 99654
Manager:  Jim Carter                     Manager:  Larry Timmons
(907) 456-5263                           (907) 376-7600
(907) 456-3677 FAX                       (907) 376-7557 FAX

Northland Credit (Dial-in Email)         Northland Mortgage (Dial-in Email)
2092 Jordan Avenue, Suite 5              2605 Denali Street
Juneau, AK 99801                         Anchorage, AK 99503
Manager:                                 Manager:  Don Shepherd
(907) 789-9493                           (907) 274-5150
(907) 789-3155 FAX                       (907) 277-4081 FAX

Northland Mortgage (Dial-in Email)       Northland Mortgage (Dial-in Email)
16331 Heritage Place, #100               522 Third Street
Eagle River, AK 99577                    Fairbanks, AK 99701
Manager:  Trish Kastner                  Manager:  Liz Rhow
(907) 694-7872                           (907) 452-5007
(907) 694-7292 FAX                       (907) 452-6005 FAX

Northland Mortgage (Dial-in Email)
701 S. Bailey, Suite 200                 Northland Mortgage (Dial-in Email)
Palmer, AK 99645                         951 E. Bogard Road, Suite 101
Manager:  Annie Davenport                Wasilla, AK 99701
(907) 746-7821                           Manager:  Lynn Berry
(907) 746-7825 FAX                       (907) 376-2308
                                         (907) 376-0206 FAX

                                         Kenai Peninsula Mortgage Loans
                                         35551 Kenai Spur Highway
                                         Soldotna, AK 99669-7625
                                         Manager:  Darby Hobson
                                         (907) 262-3940
                                         (907) 262-4087

                         SCHEDULE 6:  AGENCY LETTER


1 November 1996

Richard A. Whitney
Director, Business Development
General Communication, Inc. (GCI)
2550 Denali St., Suite 1000
Anchorage, Alaska 99503

SUBJECT:  TELECOMMUNICATIONS LETTER OF AGENCY

Dear Richard:

National Bank of Alaska (NBA) hereby appoints GCl as its agent for the limited purpose of ordering, implementing and maintaining telecommunications services provided by any contractor, local exchange carrier, interexchange carrier, or enhanced/alternate service provider as may be necessary for GCI to manage/provide telecommunications services to NBA.

This agency relationship shall remain in effect until modified or revoked by NBA in writing. When GCI acts as agent, GCI is responsible, on behalf of NBA, for all such charges, including without limitation monthly charges, usage charges, installation charges, or applicable termination charges of the providers of telecommunications facilities, whether these charges are arranged to be billed directly to NBA or to GCI.

Neither NBA nor GCI shall be precluded by this appointment from dealing with carriers or providers in arranging for telecommunications services or connections to other equipment separate from those associated with this agreement.

Sincerely,


Gary Dalton
Executive Vice President/CFO
National Bank of Alaska
P.O. Box 100600
Anchorage, Alaska 99510-0600
GD:

                         SCHEDULE 7:   CONFIDENTIALITY LETTER


1 November 1996

Gary Dalton
Executive Vice President/CFO
National Bank of Alaska
P.O. Box 100600
Anchorage, Alaska 99510-0600

SUBJECT:  CONFIDENTIALITY OF INFORMATION

Dear Gary:

During the past year and throughout all of our contract negotiations, we have discussed many aspects of the business and operations of our companies. Certain information disclosed is confidential and has consistently been considered and treated by each of us as trade secrets. I refer particularly to information regarding customers, pricing policies, contract structure/methodology, certain telecommunications service equipment, product/service/network development and general business practices associated with our outsourcing business. This information was disclosed for use solely in connection with developing and operating a strategic business relationship between our companies consistent with our Framework Agreement.

I am writing to confirm the understanding which we reached and documented in our Framework Agreement that all involved employees and agents of both companies will not disclose, use for their own benefit, or otherwise appropriate such trade secrets or confidential information, except internally to the extent necessary to conduct our joint business.

If I have correctly expressed our understandings, please sign and date this letter.


General Communication, Inc.              National Bank of Alaska


                                         --------------------------------------
Richard A. Whitney, Director             Gary Dalton
Business Development                     Executive Vice President/CFO

Dated:                                   Dated:
      ------------------------------           --------------------------------

                           SCHEDULE 8:  LONG TERM CONTRACTS

--------------------------------------------------------------------------------
                              CONTRACT
CONTRACT      CONTRACT         TERM OR
 OWNER       START DATE      DEPRECIATION         DESCRIPTION           AMOUNT
--------     ----------      ------------    ---------------------      ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GCI            1/1/96          5 years       Newbridge Multiplexer      $179,645
                                             Equipment
--------------------------------------------------------------------------------

                        SCHEDULE 9:  1997 LABOR RATES


1.  STANDARD LABOR & BENEFIT RATES

1.1 DEFINITION. Standardization of labor and benefit rates has been agreed in order to simplify invoicing and open book audit processes for the duration of this Call-Off Contract. Five position categories have been identified Administrative, Technician, Analyst, Engineer and Manager. All labor billable to NBA as Direct Costs will be provided by a GCl employee associated with one of the above categories. Each position category will have unique labor and benefit rates.

1.2 METHODOLOGY. Labor rates were established based via an analysis of all labor provided during a 10 month period ending October, 1996. Each employee providing service to NBA during this period was placed into one of the five identified position categories. Actual hourly labor rates for each employee within a category was determined and the average hourly rate calculated as the position category labor rate. The numbers below reflect these rates plus an increase of 1.5% for mid-year wage increases.

     A benefit analysis was conducted to determine allocations of GCI's allowable benefits. The position category labor rate was subsequently considered in order to arrive at a unique benefit rate for each position category.

     Table 11.1 shows approved labor and benefit rates for 1997.

     ---------------------------------------------------------------
      POSITION CATEGORY           LABOR RATE           BENEFIT RATE
     ---------------------------------------------------------------
      Administrative                $13.55                  32%
     ---------------------------------------------------------------
      Technician                    $17.20                  28%
     ---------------------------------------------------------------
      Analyst                       $27.30                  22%
     ---------------------------------------------------------------

     ---------------------------------------------------------------
      Engineer                      $29.95                  21%
     ---------------------------------------------------------------
      Manager                       $45.40                  16%
     ---------------------------------------------------------------

                 SCHEDULE 10:  ADDITIONAL TERMS & CONDITIONS

Pursuant to discussions between NBA and GCI during development of the 1997 Call-Off Contract, agreement to amend Section 40, "Remedies" of the approved Framework Agreement was reached. This section is amended as follows:

40.2 Should the Contractor fail to meet stated Service Levels either through failure to resolve a catastrophic Service outage within 48 hours or through failure to resolve chronic and business impacting Service problems within 60 days, NBA may at its discretion instruct the Contractor to bring in re-allocated NBA personnel or agreed-upon external resources in order to resolve the outage or chronic problem. Following resolution of the outage or chronic problem, NBA and the Contractor will convene a post-project review to establish actual cause of the outage or problem, revise necessary process, and recommend changes. Should the outage or problem be judged to be due to a Contractor deficiency, the Contractor will bear the costs associated with the re-allocated NBA personnel or agreed-upon external resources in accordance with the terms of this Section. Should the outage or problem be judged to be due to some other deficiency, NBA will bear the costs associated with the re-allocated NBA personnel or agreed-upon external resources.

                     SCHEDULE 11:  OUT-OF-SCOPE PROJECTS

-----------------------------------------------------------------------------------------------------------
     PROJECT TITLE         ESTIMATED COST      ESTIMATED START                EXPLANATION
     -------------         --------------      ---------------                ------------
-----------------------------------------------------------------------------------------------------------
Re-locate Homer branch           $ 8,500            97Q2           This is a change, not a new addition
-----------------------------------------------------------------------------------------------------------
Re-location of ATM's             $15,000            97Q1           These are re-locations, not additions;
                                                                   significant re-location which impacts
                                                                   wide area transport will increase cost
                                                                   estimates
-----------------------------------------------------------------------------------------------------------
Token Ring implementa-           $26,000        96Q4 - 97Q1        Implementation of Token Ring switches
tion
-----------------------------------------------------------------------------------------------------------
Home Banking study               $ 5,000
-----------------------------------------------------------------------------------------------------------
Disaster Recovery                $50,000            97Q2           Include Anchorage operational area only
-----------------------------------------------------------------------------------------------------------


OUT-OF-SCOPE PROJECT METHODOLOGY

     1.  The estimated costs shown in the above table are not committed costs.

     2. Upon request for initiation by NBA, a business case/project plan will be assembled, presented and approved by NBA prior to beginning any actual work.

     3. All project invoices will be tracked and managed throughout the life of any project. Reporting of project financial standing will be available upon demand.

     4. Commercial terms for projects will be determined on a project-by-project basis. Options for terms include but are not limited to: a) cost plus, b) not-to-exceed, and c) fixed price with Risk/Reward incentives.

     5.  Additional projects may be requested by NBA during 1997.